SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
CLASS [ ] SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MASSACHUSETTS

ACCOUNT NO.						CUSIP

THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE CLASS C SHARES OF BENEFICIAL INTEREST
OF THE PAR VALUE OF $0.1 EACH OF SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND

("the Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile Seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED


____________________				______________________
CHAIRMAN					SECRETARY

						Countersigned and Registered:
						FIRST DATA INVESTORS SERVICES GROUP, INC.
						a subsidiary of First Data Corporation
Transfer Agent
						(Boston, Massachusetts)

						BY______________________
						     AUTHORIZED SIGNATURE

	The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM    -	as tenants in common		UNIF GIFT MIN ACT -
 ...........Custodian...............
									(Cust)
(Minor)
TEN ENT     -	as tenants by the entireties
under Uniform Gifts to Minors

JT TEN	       -	as joint tenants with right
	Act.....................................
                	of survivorship and not as
	(State)
                	tenants in common

		Additional abbreviations may also be used though not in the above list.

	For value received, ________________________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE





	PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE





											Class C
Shares
of the beneficial interest represented by the within Certificate, and do hereby irrevocable constitute and appoint

											Attorney
to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


Dated:


							NOTICE:  The signature to this
assignment must correspond with the
	name as written upon the face of the Certificate, in every particular,
							without alteration or enlargement,
or any change whatever.




The Trust is authorized to issue two or more classes of beneficial interest. The Trust will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the beneficial interest of each class which the Trust is authorized to issue and, if the Trust is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.